Operating Leases	12 Months Ended
Dec. 31, 2024
Operating Leases [Abstract]
Operating Leases
(17)	Operating leases

The Company has committed to rent premises used in business operations under non-cancelable operating leases and determines if an arrangement meets the definition of a lease upon inception.  Operating leases are included in operating lease right-of-use (“ROU”) assets and operating lease liabilities on the Company’s balance sheets.

Operating lease ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease ROU assets and lease liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. The Company’s leases do not provide an implicit rate, therefore the Company used its incremental collateralized borrowing rates commensurate with the underlying lease terms to determine present value of operating lease liabilities. Additionally, the Company does allocate the consideration between lease and non-lease components. The Company’s lease terms may include options to extend when it is reasonably certain that the Company will exercise that option. Lease expense for lease payments is recognized on a straight -line basis over the lease term. Variable lease components, such as fair market value adjustments, are expensed as incurred and not included in ROU assets and operating lease liabilities. Leases with an initial term of 12 months or less are not recorded on the balance sheet; we recognize lease expense for these leases on a straight-line basis over the lease term. As of December 31, 2024, the Company did not have any leases with terms of twelve months or less.

As of December 31, 2024 the Company did not have any leases for which any related construction had not yet started. At December 31, 2024 lease expiration dates ranged from one month to 19.8 years and have a weighted average remaining lease term of 8.3 years. Certain leases provide for increases in future minimum annual rental payments as defined in the lease agreements. As mentioned above the leases generally also include variable lease components which include real estate taxes, insurance, and common area maintenance (“CAM”) charges in the annual rental payments.

Other information related to leases was as follows:

(dollars in thousands)	2024	2023	2022
Operating lease cost	$8,422	$8,165	$8,213
Variable lease cost	2,232	2,226	2,183
Total Lease costs	$10,654	$10,391	$10,396

Supplemental cash flows information:
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$8,524	$8,393	$8,327

Right-of-use assets obtained in exchange for lease obligations:	$2,980	$2,487	$3,089

Weighted average remaining lease term (years)	8.3	8.5	8.9
Weighted average discount rate	3.2%	3.1%	3.0%

Future minimum lease payments under non-cancellable leases as of December 31, 2024 were as follows:

(dollars in thousands)
Year ending December 31,
2025	$8,339
2026	7,456
2027	6,248
2028	5,060
2029	3,682
Thereafter	15,167
Total lease payments	$45,952
Less: Interest	5,793
Present value of lease liabilities	$40,159

A member of the Board of Directors has an ownership interest in five entities that own commercial real estate leased by the Company for use as branch locations. Total future lease payments from the Company to those entities, which are included in the table above, at December 31, 2024, were $2.3 million, which includes interest in the amount of $236 thousand. The Company paid total rent and fees to these entities in the amounts of $564 thousand, $534 thousand, and $500 thousand for the years ended December 31, 2024, 2023, and 2022, respectively. As of December 31, 2024 and 2023, the Company had amounts no amounts outstanding due to the entities.

As of December 31, 2024 and 2023, the operating lease right-of-use asset was $36.6 million and $40.5 million, respectively.